UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2025

DIH HOLDING US, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41250	98-1624542
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Accord Park Drive; Suite D-1 Norwell, Massachusetts	02061
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 877 944-2200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	DHAI	The Nasdaq Stock Market LLC
Warrants	DHAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Securities Purchase Agreement and Convertible Debenture

As previously reported in a Current Report on Form 8-K filed on June 7, 2024 (the “June 2024 Form 8-K”), DIH Holding US, Inc., a Delaware corporation (the “Company”) entered into a Securities Purchase Agreement (the “SPA”), pursuant to which the Company sold to an investor (the “Investor”) on June 7, 2024, in a private placement, an aggregate of $3,300,000 in principal amount of 8% Original Issue Discount Senior Secured Convertible Debentures (the “Debentures”), convertible shares of the Company’s Class A common stock, par value $0.0001 (the “Common Stock”) at a conversion price of $5.00. The shares of Common Stock issuable upon conversion of the Debentures are collectively referred to as the “Conversion Shares” and the Company has previously filed a Registration Statement on Form S-1 (as amended, the “Form S-1”) to register such Conversion Shares. As of May 1, 2025, there were insufficient shares remaining under the Form S-1 to make future payments due in Conversion Shares.

On May 29, 2025, the Company and the Investor entered into an Agreement to amend the SPA (the “Amendment Agreement”) to exchange the portion of the Debenture represented by the redemption payment due on May 1, 2025 for 1,540,277 shares of Common Stock and the portion of the Debenture represented by the June payment for such number of shares of Common Stock as shall be determined as of June 2, 2025 pursuant to the Debenture (collectively, “PIK Payment Shares”). Pursuant to the terms of the Amendment Agreement, the Company and Investor further agreed that future monthly redemption payments may be made in cash or shares of Common Stock in accordance with Section 3(a)(9) of the Securities Act. The Company and the Investor further agreed to amend the Debenture to permit interest on the Debenture to be paid in cash or Conversion Shares (as such term is defined in the Debenture). The Investor further agreed to waive any events of default as a result of the delay in payment.

The foregoing description of the Amendment Agreement do not purport to be complete and are qualified in their entirety by references to the Amendment Agreement filed as Exhibit 10.1 to this Current Report and incorporated by reference herein.

Item 3.02 Unregistered sales of Equity Securities

The PIK Payment Shares are issued pursuant the exemption provided by Section 3(a)(9) of the Securities Act. Accordingly, and may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Agreement, dated as of May 29, 2025 by and between DIH Holding US, Inc. and the Investor.
104	Cover page interactive data file

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIH HOLDING US, INC.

Date: May 29, 2025	By:	/s/ Lynden Bass
Lynden Bass Chief Financial Officer